Exhibit 99.1

May 17, 2023

To the Investors in Clean Earth Acquisitions Corp. (“Clean Earth”),

As shareholders of Clean Earth (Nasdaq: CLIN), we share a united mission to catalyze the clean energy transition by investing in the development and operation of long-term, reliable sources of renewable energy in the United States and Europe. We strongly believe that an important step in this mission is our merger with Alternus Energy Group. Our progress has been substantial since the merger announcement last autumn, and we are still targeting to close during the second quarter of this year. Recent and ongoing positive developments in the process compel us to speak to you directly today.

Important information relevant to you:

1)	Last month we announced a revision to our Business Combination Agreement (“BCA”) that we believe (1) values Alternus more in line with its Nasdaq peers and general stock market conditions, and (2) improves the potential for better trading post-merger. Although the valuation is lower– we are confident that Alternus’ growth prospects are still extraordinary…in fact, better than before based on Alternus’ improved operating plan. The revised financial forecast reflects Alternus’ intention to accelerate growth by focusing on its burgeoning pipeline of larger ‘construction-ready’ projects in the US, and by stepping up investment earlier in the project development lifecycle that delivers more value to shareholders as project costs are much lower from this strategy. We believe the upside to shareholders of the Nasdaq listed stock will be attractive, with improved EBTIDA returns for 2025 and beyond.

2)	A primary motivation for Alternus to focus on earlier-stage development efforts is the significantly improving renewable energy market in the U.S., driven primarily by the positive impact of the long-term incentives embedded in the Inflation Reduction Act.

3)	Alternus is well positioned with existing credit facilities to fund its strategy, which means the capital access provided via the merger with Clean Earth has the potential to accelerate Alternus’ growth. As a reminder, in December 2022, Alternus secured a €500 million project finance facility led by Deutsche Bank.

4)	As you know, CLIN commenced trading in February 2022, thus giving us until May 28, 2023, to consummate a merger. We now anticipate closing the merger after this date and have therefore filed a definitive proxy with the U.S. Securities and Exchange Commission (“SEC”) to extend our merger completion, on a monthly basis, for six additional months. While we believe the transaction can still be completed in the second quarter, we are providing a contingency period in order to ensure we have the ability to close even with currently unforeseen delays.

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To compensate our shareholders for their patience and support, and to incentivize ongoing commitment by encouraging up to $50 million of CLIN shareholders to not redeem, we anticipate awarding 0.5 newco shares per 1.0 CLIN share not redeemed. Obviously, the grant will go only to the shareholders that do not exercise their redemption rights, up to $50 million in total. Furthermore, per the terms of the definitive proxy filed in connection with the extension, the Clean Earth sponsor entity has offered to pay the lesser of $195,000 or $0.04/share, on an incremental monthly basis, into the trust to finance the extension.

We are more excited than ever about our prospects as a combined entity. Alternus has a well-established track record that forms a solid foundation for growth, with over 160 MW of operating assets currently generating cash flow (2023 EBITDA is forecasted to be US$16 million), a €200 million green bond in place, and a €500 million credit facility with Deutsche Bank. The access to capital provided by this merger and concurrent Nasdaq listing will enable us to better pursue our goal of creating a leading Transatlantic clean energy independent power producer.

Notably, we believe we will be even stronger post-merger. In addition to access to the U.S. capital markets, your Clean Earth team brings substantial expertise to the endeavor. Both Nick and Aaron, and our current board member, Candice Beaumont, will join the board of the combined company. Each of us has expertise formed by decades of achievements in the renewable energy sector and/or public markets, and we intend to commit ourselves and our resources to drive consistent, dependable growth, and extraordinary returns, for Alternus and its shareholders over time.

As fellow shareholders, we appreciate your support as we pursue a mission of critical importance for our planet. The execution of our shared vision and common goals will produce more than financial returns; it will help create a cleaner and more sustainable world for generations to come.

Sincerely,

/s/ Nick Parker	/s/ Aaron Ratner
Nick Parker	Aaron Ratner
Executive Chairman	Chief Executive Officer

Clean Earth Acquisitions Corp.

12600 Hill Country Blvd, Building R – Suite 275, Bee Cave, TX 78738

About Clean Earth Acquisitions Corp.

Clean Earth Acquisitions Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more business entities. For more information visit www.cleanearthacquisitions.com.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the proposed Business Combination will be completed, nor can there be any assurance, if the Business Combination is completed, that the potential benefits of combining the companies will be realized. The description of the Business Combination contained herein is qualified in its entirety by reference to the current definitive agreement, as amended, relating to the Business Combination (the “BCA”), copies of which have been filed by Clean Earth with the SEC as an exhibit to a Current Report on Form 8-K on October 12, 2022 and April 18, 2023.

Participants in the Solicitation

Clean Earth and Alternus and their respective directors and executive officers may be considered participants in the solicitation of proxies from Clean Earth’s stockholders with respect to the potential transaction described in this press release under the rules of the SEC. Information about the directors and executive officers of Clean Earth and their ownership of Clean Earth’s securities is set forth in Clean Earth’s Final Prospectus filed with the SEC on February 25, 2022. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Clean Earth’s stockholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to Clean Earth Acquisitions Corp., Attention: Aaron Ratner, telephone: (800) 508-1531.

12600 Hill Country Blvd, Building R – Suite 275, Bee Cave, TX 78738

Additional Information about the Proposed Business Combination and Where to Find It

Clean Earth has submitted to the SEC a Preliminary Proxy Statement (as may be amended, the “Proxy Statement”), in connection with the proposed Business Combination involving Clean Earth and Alternus pursuant to the Business Combination Agreement by and among the parties (the “Business Combination Agreement”). STOCKHOLDERS OF CLEAN EARTH AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS THERETO AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CLEAN EARTH, ALTERNUS AND THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS OF CLEAN EARTH AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. ONCE AVAILABLE, STOCKHOLDERS OF CLEAN EARTH WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC WITHOUT CHARGE, BY DIRECTING A REQUEST TO: CLEAN EARTH ACQUISITIONS CORP., ATTENTION: AARON RATNER, TELEPHONE: (800) 508-1531. THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, AND ANY OTHER RELEVANT DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV).

Forward-Looking Statements

The information in this press release includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “opportunity,” “plan,” “potential,” “predict,” “projected,” “should,” “strategy,” “suggests,” “targets,” “will,” “will be” or “would” or similar expressions or the negatives thereof, or other variations thereof, or comparable terminology, or by discussions of strategy, plans or intentions. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this proxy statement and include statements regarding the intentions, beliefs or current expectations of Clean Earth’s or Alternus’ management teams concerning, among other things, their respective results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which they operate.

You are cautioned that forward-looking statements are not guarantees of future performance and that Clean Earth’s and Alternus’ actual results of operations, financial condition and liquidity, and the development of the industry in which Alternus operates, may differ materially from those made in or suggested by the forward-looking statements contained in this proxy statement. In addition, even if Clean Earth’s and Alternus’ results of operations, financial condition and liquidity, and the development of the industry in which Alternus operates are consistent with the forward-looking statements contained in this proxy statement, those results or developments may not be indicative of results or developments in subsequent periods.

By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance and Clean Earth’s and Alternus’ actual financial condition, results of operations and cash flows. The development of the industry in which Alternus operates may differ materially from (and be more negative than) those made in, or suggested by, the forward-looking statements contained in this proxy statement.

12600 Hill Country Blvd, Building R – Suite 275, Bee Cave, TX 78738

These statements are based on Clean Earth’s or Alternus’ management’s current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those anticipated by such statements. You should not place undue reliance on these forward-looking statements in deciding how to vote your proxy or instruct how your vote should be cast on the proposals set forth in the Proxy Statement. As a result of a number of known and unknown risks and uncertainties, Alternus’ actual results or performance following the business combination may be materially different from those expressed or implied by these forward-looking statements. Factors that could cause such differences in actual results include: 1) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the BCA; 2) the outcome of any legal proceedings that may be instituted against Clean Earth or Alternus following announcement of the execution of the BCA; 3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of Clean Earth of the BCA or to satisfy other conditions to the Closing in the BCA, or the failure to complete the business combination for any reason within the completion window; 4) the amount of cash available in Clean Earth’s trust account, after deducting the amount required to satisfy Clean Earth’s obligations to its stockholders (if any) that exercise their rights to redeem their public shares (but prior to the payment or reimbursement, as applicable, of any (a) deferred underwriting commissions being held in the Clean Earth’s trust account and (b) transaction expenses of Alternus and its subsidiaries and Clean Earth), may not be sufficient to satisfy the Minimum Cash Condition, in which case the business combination may not be able to be completed unless such condition is waived by Alternus; 5) the inability to obtain the listing of our shares of common stock on the Nasdaq following the Equity Exchange; 6) the risk that the business combination disrupts current plans and operations of Alternus as a result of the announcement and consummation of the transactions described herein; 7) Alternus’ ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Alternus to grow and manage growth profitably following the Equity Exchange; 8) costs related to the business combination; 9) changes in applicable laws or regulations; 10) the impact of the COVID-19 pandemic; 11) a financial or liquidity crisis; 12) the effects of inflation and changes in interest rates; 13) a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; 14) the risk of global and regional economic downturns; 15) the projected financial information, anticipated growth rate, and market opportunity of Alternus; 16) foreign currency, interest rate, exchange rate and commodity price fluctuations; 17) various environmental requirements; 18) retention or recruitment of executive and senior management and other key employees; 19) the possibility that Clean Earth or Alternus may be adversely affected by other economic, business, and/or competitive factors; 20) the risk that the proposed business combination disrupts current plans and operations of Alternus as a result of the announcement and pendency of the business combination; 21) the ability of the Company to maintain an effective system of internal controls over financial reporting; 22) the ability of the Company to manage its growth effectively; 23) the ability of the Company to achieve and maintain profitability in the future; 24) the ability of the Company to access sources of capital to finance operations and growth; 25) the success of strategic relationships with third parties; 26) the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); 27) the impact of decreases in spot market prices for electricity; 28) dependence on acquisitions for growth in Alternus’ business; 29) inherent risks relating to acquisitions and Alternus’ ability to manage its growth and changing business; 30) risks relating to developing and managing renewable solar projects; 31) risks relating to photovoltaic plant quality and performance; 32) risks relating to planning permissions for solar parks and government regulation; 33) Alternus’ need for significant financial resources (including, but not limited to, for growth in its business); 34) the need for financing in order to maintain future profitability; 35) the lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs; 36) Alternus’ limited operating history; and 37) other risks and uncertainties described in this proxy statement, including those under “Risk Factors” in the Proxy Statement.

The Company and Alternus undertake no obligations to update publicly or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events, other than as required by law.

12600 Hill Country Blvd, Building R – Suite 275, Bee Cave, TX 78738

Non-GAAP Financial Matters

The projected financial information included in this press release may include certain non-GAAP financial measures, including EBITDA, EBITDA margin, non-GAAP gross profit and non-GAAP gross margin. Alternus’ management included these non-GAAP financial measures because it believes they are useful in evaluating Alternus’ operating performance, as they are similar to measures reported by Alternus’ public competitors and are regularly used by security analysts, institutional investors, and other interested parties in analyzing operating performance and prospects.

Alternus defines EBITDA as net income (loss), before interest income / (expense), income taxes, depreciation, amortization, and accretion, other income and expense, fixed asset impairment loss, non-capitalized development cost change in fair value of derivative liabilities, stock compensation and any bargain purchase treatment non-GAAP estimates for EBITDA exclude interest, taxes, depreciation which will vary based on borrowing requirements, available interest rates to Alternus at the time capital is required, depreciation of assets and any placeholder for stock-based compensation which is dependent on stock-price projections, which are unknown. EBITDA is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the net income (loss) prepared in accordance with GAAP.

EBITDA margin is a non-GAAP financial measure defined as Alternus’ EBITDA divided by total revenues. Alternus’ management believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Alternus’ performance by excluding certain items that may not be indicative of Alternus’ business, results of operations, or outlook.

Alternus defines non-GAAP gross profit as revenue less cost of revenues. Non-GAAP gross margin is defined as Alternus’ non-GAAP gross profit divided by total revenues. Alternus’ management believes non-GAAP gross profit and non-GAAP gross margin can provide a useful measure of Alternus’ core performance over time as they eliminate the impact of non-cash expenses and allow a direct comparison of Alternus’ cash operations and ongoing operating performance between periods.

Non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in Alternus’ industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. This presentation includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Clean Earth and Alternus are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

12600 Hill Country Blvd, Building R – Suite 275, Bee Cave, TX 78738